Exhibit 99.1 May 30, 2013 Clearwire’s Special Committee to Review Unsolicited Tender Offer from DISH Company Plans to Adjourn Special Meeting of Stockholders; Rescheduled Meeting to be Held June 13, 2013 BELLEVUE, Wash., May 30, 2013 – Clearwire Corporation (NASDAQ: CLWR) (“Clearwire” or the “Company”) today acknowledged that DISH Network Corporation (NASDAQ: DISH) ("DISH") has commenced an unsolicited cash tender offer to acquire all outstanding common shares of Clearwire at a price of $4.40 per share. In light of this development, and pursuant to the discretionary authority granted to the chairman of the meeting by Clearwire’s bylaws, the Company plans to adjourn its Special Meeting of Stockholders, which is scheduled to be held at 10:30 a.m. Pacific time on Friday, May 31, 2013, without conducting any business. The Special Meeting of Stockholders will reconvene on Thursday, June 13, 2013, at 10:30 a.m. Pacific time at the Highland Community Center, 14224 Bel-Red Road, Bellevue, Washington, 98007. The record date for stockholders entitled to vote at the Special Meeting remains April 2, 2013. The Special Committee of Clearwire’s board of directors (the “Special Committee”) has determined, consistent with its fiduciary duties, that it will engage with DISH to discuss, negotiate and/or provide information in connection with the DISH Proposal. Consistent with its fiduciary duties and as required by applicable law, the Special Committee, in consultation with its independent financial and legal advisors, will promptly review the offer to determine the course of action that it believes is in the best interests of Clearwire's non-Sprint Class A stockholders. The Special Committee noted that while the most recent DISH proposal raises issues that need to be discussed with DISH, the proposal appears to be more actionable than DISH’s previous proposal, and the Committee intends to issue its recommendation in due course. The Special Committee has not made any determination to change its recommendation of the current Sprint (NYSE:S) offer to acquire the approximately 50 percent stake in the Company it does not currently own for $3.40 per share. On or before June 12, 2013, Clearwire intends to file with the Securities and Exchange Commission a Solicitation/Recommendation Statement on Schedule 14D-9 stating whether the Clearwire board of directors and the Special Committee recommends acceptance or rejection of DISH’s unsolicited tender offer, expresses no opinion and remains neutral toward the tender offer, or is unable to take a position with respect to the tender offer, as well as setting forth the board of directors and the Special Committee’s reasons for its position with respect to the tender offer. Clearwire stockholders are urged to defer making any determination with respect to the tender offer until they have been advised of the board of directors and the Special Committee’s positions with respect to the tender offer. In connection with the definitive agreement with Sprint, Clearwire and Sprint entered into agreements that provide additional financing to Clearwire in the form of exchangeable notes, which will be exchangeable under certain conditions for Clearwire common stock at $1.50 per share, subject to adjustment under certain conditions (the "Sprint Financing Agreements"). Under the Sprint Financing Agreements, Sprint agreed to purchase, at Clearwire's option, $80 million of exchangeable notes per month for up to 10 months. At the direction of the Special Committee, Clearwire has elected to forego the June $80 million draw. The Special Committee has not made any determination with respect to any future draws under the Sprint Financing Arrangements.

In addition, the Company has announced that it intends to make the interest payments totaling approximately $255 million, which are due June 1, 2013, on its first-priority, second-priority and exchangeable notes. Evercore Partners is acting as financial advisor and Kirkland & Ellis LLP is acting as counsel to Clearwire. Centerview Partners is acting as financial advisor and Simpson Thacher & Bartlett LLP and Richards, Layton & Finger, P.A. are acting as counsel to Clearwire's Special Committee. Blackstone Advisory Partners L.P. has advised the Company on restructuring matters. About Clearwire Clearwire Corporation (NASDAQ: CLWR), through its operating subsidiaries, is a leading provider of 4G wireless broadband services offering services in areas of the U.S. where more than 130 million people live. The company holds the deepest portfolio of wireless spectrum available for data services in the U.S. Clearwire serves retail customers through its own CLEAR ® brand as well as through wholesale relationships with some of the leading companies in the retail, technology and telecommunications industries, including Sprint and NetZero. The company is constructing a next-generation 4G LTE Advanced-ready network to address the capacity needs of the market, and is also working closely with the Global TDD-LTE Initiative to further the TDD-LTE ecosystem. Clearwire is headquartered in Bellevue, Wash. Additional information is available at http://www.clearwire.com. Cautionary Statement Regarding Forward-Looking Statements This document includes "forward-looking statements" within the meaning of the securities laws. The words "may," "could," "should," "estimate," "project," "forecast," "intend," "expect," "anticipate," "believe," "target," "plan," "providing guidance" and similar expressions are intended to identify information that is not historical in nature. This document contains forward-looking statements relating to the proposed merger and related transactions (the "transaction") between Sprint and Clearwire. All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits and efficiencies of the transaction; the competitive ability and position of Sprint and Clearwire; and any assumptions underlying any of the foregoing, are forward- looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, any conditions imposed in connection with the transaction, approval of the transaction by Clearwire stockholders, the satisfaction of various other conditions to the closing of the transaction contemplated by the merger agreement, and other factors discussed in Clearwire's and Sprint's Annual Reports on Form 10- K for their respective fiscal years ended December 31, 2012, their other respective filings with the U.S. Securities and Exchange Commission (the "SEC") and the proxy statement and other materials that have been or will be filed with the SEC by Clearwire in connection with the transaction. There can be no assurance that the transaction will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the transaction will be realized. Clearwire does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements. Additional Information and Where to Find It In connection with the transaction, Clearwire has filed a Rule 13e-3 Transaction Statement and a definitive proxy statement with the SEC. The definitive proxy statement has been mailed to the Clearwire's stockholders. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE

DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CLEARWIRE AND THE TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, the documents filed by Clearwire with the SEC may be obtained free of charge by contacting Clearwire at Clearwire, Attn: Investor Relations, (425) 505-6494. Clearwire's filings with the SEC are also available on its website at www.clearwire.com. Participants in the Solicitation Clearwire and its officers and directors and Sprint and its officers and directors may be deemed to be participants in the solicitation of proxies from Clearwire stockholders with respect to the transaction. Information about Clearwire officers and directors and their ownership of Clearwire common shares is set forth in the definitive proxy statement for Clearwire's Special Meeting of Stockholders, which was filed with the SEC on April 23, 2013. Information about Sprint officers and directors is set forth in Sprint's Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 28, 2013. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the transaction by reading the definitive proxy statement regarding the transaction, which was filed by Clearwire with the SEC. Media Contacts: Susan Johnston, (425) 505-6178 susan.johnston@clearwire.com JLM Partners for Clearwire Mike DiGioia or Jeremy Pemble, (206) 381-3600 mike@jlmpartners.com or jeremy@jlmpartners.com Joele Frank, Wilkinson Brimmer Katcher for Clearwire Joele Frank or Andy Brimmer, (212) 355-4449 Investor Contacts: Alice Ryder, (425) 505-6494 alice.ryder@clearwire.com MacKenzie Partners for Clearwire Dan Burch or Laurie Connell, (212) 929-5500 dburch@mackenziepartners.com or lconnell@mackenziepartners.com